Pilgrim's Pride Corporation

Fiscal 2007 4th Quarter & Year-End Financial Results

November 13, 2007

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected benefits and synergies associated with the acquisition of Gold Kist and changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of doing business to increase, cause us to change the way we do business, or otherwise disrupt our operations; inability to consummate, or effectively integrate, any acquisition, including integrating our recent acquisition of Gold Kist, or realize the associated cost savings and operating synergies currently anticipated; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international and distribution channels; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- Unless the context otherwise requires, the pro forma financial information referenced in this presentation assumes that we completed the acquisition of Gold Kist and the related financings at the beginning of the period presented. Please see our Current Report on Form 8-K/A filed by us with the Securities and Exchange Commission on January 24, 2007.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude accounting adjustments relating to our benefit plans, to exclude losses on early extinguishment of debt and/or to exclude non-recurring U.S. and foreign tax expenses related to our repatriation of $155 million of foreign earnings pursuant to the American Jobs Creation Act of 2004. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income plus interest, income taxes, depreciation and amortization (excluding amortization of capitalized financing costs). Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Market Indices Remain Above their Respective Five-year Moving Averages

UB Boneless Skinless Breast Meat Pricing



UB Leg Quarter Pricing



UB Wing Pricing



UB Georgia Dock Pricing



Source: UrnerBarry Market
*Thru November 12, 2007

Index of PPC's Basket of Commodity Exposures at All-Time Highs Led by Agricultural Commodities, but Well-Supported by Energy Prices



PPC Index of Commodity Exposures*
Baseline: January 2002 = 100
Weighted avg. basket including:
Corn, Soybean Meal, Soft Wheat, Soy oil, #2 Diesel
And Natural Gas
220
200
180
160
140
120
100
80
1/7/2002
3/7/2002
5/7/2002
7/7/2002
9/7/2002
11/7/2002
1/7/2003
3/7/2003
5/7/2003
7/7/2003
9/7/2003
11/7/2003
1/7/2004
3/7/2004
5/7/2004
7/7/2004
9/7/2004
11/7/2004
1/7/2005
3/7/2005
5/7/2005
7/7/2005
9/7/2005
11/7/2005
1/7/2006
3/7/2006
5/7/2006
7/7/2006
9/7/2006
11/7/2006
1/7/2007
3/7/2007
5/7/2007
7/7/2007
9/7/2007

*Thru November 9, 2007

Earnings Per Share

Actuals	FY2007*	FY2006**	%Change
4th Quarter	$ 0.50	$ (0.11)	554.5%
Fiscal Year	$ 0.71	$ (0.51)	239.2%
Pro forma			
4th Quarter	$ 0.50	$ (0.25)	300.0%
Fiscal Year	$ 0.17	$ (1.71)	109.9%
Loss on Early Extinguishment of Debt			
4th Quarter	$ (0.11)	NA	
Fiscal Year	$ (0.24)	NA	

(*) Includes a charge of $0.13 per share in Q2 FY2007 and a charge of $0.11 per share in Q4 FY2007 related to the early extinguishment of debt.
(**) Includes taxes in the amount of $0.39 per share related to the repatriation of earnings pursuant to the American Jobs Creation Act for periods Q4 FY2006 and FY2006.

Sales Segment – 4th Quarter

($ in millions)	Actual			Pro forma	
	FY2007	FY2006	% Change	FY2006	% Change
Chicken:					
United States	$ 1,804.6	$ 1,059.1	70.4%	$ 1,598.6	12.9%
Mexico	122.9	115.3	6.6%	115.3	6.6%
Total Chicken Sales	1,927.5	1,174.4	64.1%	1,713.9	12.5%
Total Turkey Sales	39.3	36.1	8.9%	36.3	8.3%
Sale of Other Products:					
United States	173.8	125.0	39.0%	127.7	36.1%
Mexico	8.5	2.9	193.1%	2.9	193.1%
Total Sale of Other Products	182.3	127.9	42.5%	130.6	39.6%
Total Net Sales	$ 2,149.1	$ 1,338.4	60.6%	$ 1,880.8	14.3%

Sales Segment – Fiscal Year

($ in millions)

	Actual			Pro forma		
	FY2007	FY2006	% Change	FY2007	FY2006	%Change
Chicken:						
United States	$ 6,328.3	$ 4,098.4	54.4%	$ 6,843.2	$ 6,170.4	10.9%
Mexico	488.5	418.7	16.7%	488.5	418.7	16.7%
Total Chicken Sales	6,816.8	4,517.1	50.9%	7,331.7	6,589.1	11.3%
Total Turkey Sales	122.4	130.9	-6.5%	122.9	132.2	-7.0%
Sale of Other Products:						
United States	638.7	570.5	12.0%	651.1	613.8	6.1%
Mexico	20.7	17.0	21.8%	20.7	17.0	21.8%
Total Sale of Other Products	659.4	587.5	12.2%	671.8	630.8	6.5%
Total Net Sales	$ 7,598.6	$ 5,235.5	45.1%	$ 8,126.4	$ 7,352.1	10.5%

Results from Operations – 4th Quarter

($ in millions, except per share figures)	Actual FY2007	Actual FY2006	Actual %Change	Pro forma FY2006	Pro forma % Change
EPS	**$ 0.50**	**$ (0.11)**	**554.5%**	**$ (0.25)**	**300.0%**
Net Sales	$ 2,149.1	$ 1,338.4	60.6%	$ 1,880.7	14.3%
Net Income (Loss)	$ 33.2	$ (7.5)	542.7%	$ (16.8)	297.6%
EBITDA	$ 146.8	$ 57.2	156.6%	$ 85.8	71.1%
EBITDA Reconciliation					
Net (Loss) Income	$ 33.2	$ (7.5)		$ (16.8)	
Add:					
Income tax (benefit) expense	34.1	19.6		15.5	
Interest expense, net	30.2	10.6		31.4	
Depreciation and amortization	52.9	35.1		56.8	
Minus:					
Amortization of capitalized financing costs	3.6	0.6		1.1	
EBITDA - as reported	**$ 146.8**	**$ 57.2**	**156.6%**	**$ 85.8**	**71.1%**
EBITDA Margin - as reported	6.83%	4.27%		4.56%	
Non-recurring Adjusted EBITDA					
Loss on early extinguishment of debt*	12.0	-		-	
Accounting adjustments related to benefit plans**	-	6.4		6.4	
EBITDA - Adjusted	**$ 158.8**	**$ 63.6**		**$ 92.2**	
EBITDA Margin - Adjusted	7.39%	4.75%		4.90%	

(*) Includes a charge of $12.0 million in Q4 FY2007 related to the early extinguishment of debt.
(**) Includes a charge of $6.4 million related to accounting adjustments related to the company's benefit plans.

Results from Operations – Fiscal Year

($ in millions, except per share figures)	Actual FY2007	Actual FY2006	% Change	Pro forma FY2007	Pro forma FY2006
EPS	**$ 0.71**	**$ (0.51)**	**239.2%**	**$ 0.17**	**$ (1.71)**
Net Sales	$ 7,598.6	$ 5,235.6	45.1%	$ 8,126.4	$ 7,352.0
Net (Loss) Income	$ 47.0	$ (34.2)	237.3%	$ 10.8	$ (113.9)
EBITDA	$ 404.7	$ 136.8	195.9%	$ 414.7	$ 175.7
EBITDA Reconciliation					
Net (Loss) Income	$ 47.0	$ (34.2)		$ 11.6	$ (113.9)
Add:					
Income tax (benefit) expense	44.5	(2.1)		23.1	(51.5)
Interest expense, net	121.1	40.6		158.9	125.3
Depreciation and amortization	198.6	135.1		228.2	220.8
Minus:					
Amortization of capitalized financing costs	6.5	2.6		7.1	5.0
EBITDA - as reported	$ 404.7	$ 136.8	195.9%	$ 414.7	$ 175.7
EBITDA Margin - as reported	5.33%	2.61%		5.10%	2.39%
Non-recurring Adjusted EBITDA					
Loss on early extinguishment of debt*	26.5	-		26.5	-
Accounting adjustments related to benefit plans**	-	6.4			6.4
EBITDA - Adjusted	**$ 431.2**	**$ 143.2**		**$ 441.2**	**$ 182.1**
EBITDA Margin - Adjusted	5.67%	2.73%		5.43%	2.48%

(*) Includes a charge of $14.5 million in Q2 FY2007 and a charge of $12.0 million in Q4 FY2007 related to the early extinguishment of debt.
(**) Includes a charge of $6.4 million related to accounting adjustments related to the company's benefit plans.

Summary Operating Results – Actual

($ in millions)	4th Quarter FY2007	4th Quarter FY2006	Fiscal Year FY2007	Fiscal Year FY2006
Operating (Loss) Income:				
Chicken:				
United States	$ 91.3	$ 32.7	$ 192.5	$ 28.6
Mexico	10.0	(7.8)	13.1	(18.0)
Total Chicken	101.3	24.9	205.7	10.6
Total Turkey	(5.5)	0.4	(4.7)	(15.5)
Other Products:				
United States	13.5	(4.3)	28.6	6.3
Mexico	1.1	0.5	3.0	1.6
Total Other Products	14.6	(3.8)	31.6	7.9
GAAP Operating (Loss) Income	**$ 110.4**	**$ 21.5**	**$ 232.5**	**$ 3.0**
Operating Margin	5.1%	1.6%	3.1%	0.1%
Accounting adjustments related to benefit plans	-	6.4	-	6.4
Adjusted Operating Income	**$ 110.4**	**$ 27.9**	**$ 232.5**	**$ 9.4**
Adjusted Operating Margin	5.1%	2.1%	3.1%	0.2%

Summary Operating Results – Pro forma

($ in millions)	4th Quarter FY2007	4th Quarter FY2006	Fiscal Year FY2007	Fiscal Year FY2006
Operating (Loss) Income:				
Chicken:				
United States	$ 91.3	$ 38.5	$ 159.3	$ (22.6)
Mexico	10.0	(7.8)	13.1	(18.0)
Total Chicken	101.3	30.7	172.4	(40.6)
Total Turkey	(5.5)	0.4	(4.7)	(15.5)
Other Products:				
United States	13.5	(3.8)	29.3	8.2
Mexico	1.1	0.5	3.0	1.6
Total Other Products	14.6	(3.3)	32.3	9.8
GAAP Operating (Loss) Income	**$ 110.4**	**$ 27.8**	**$ 200.0**	**$ (46.3)**
Operating Margin	5.1%	1.5%	2.5%	-0.6%
Accounting adjustments related to benefit plans	-	6.4	-	6.4
Adjusted Operating Income	**$ 110.4**	**$ 34.2**	**$ 200.0**	**$ (39.9)**
Adjusted Operating Margin	5.14%	1.8%	2.5%	-0.5%

Long-term Debt

($ in thousands)	Fiscal Quarter Ending September 29, 2007				Pro forma Fiscal Quarter Ending December 30, 2006[1]			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior subordinated unsecured notes, at interest at 7 5/8%	2015	400,000	--	400,000	2015	400,000	--	400,000
Senior subordinated notes, interest at 8 3/8%	2017	250,000	--	250,000	2017	250,000	--	250,000
Revolving term/credit facility with notes payable at Libor plus 1.75%	2016	--	550,000	550,000	2016	25,000	525,000	550,000
Term Loan with bank at 6.84%	2016	99,250	--	99,250	2016	100,000	--	100,000
Term loan with bank at 7.06%	2016	109,725	--	109,725	2016	110,000	--	110,000
Voluntary converted loans at 7.13%	2016	269,925	--	269,925	2016	--	--	--
Term floating loan at 7.1%	2016	143,725	--	143,725	2016	--	--	--
Revolving term/credit facility with notes payable at Libor plus 1.75%	2016	--	--	--	2016	515,000	--	515,000
Mexico revolving credit facility	2011	26,293	23,707	50,000	2011	75,526	--	75,526
Senior unsecured notes, interest at 9 1/4%	2013	5,135	--	5,135	2013	6,985	--	6,985
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	--	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	--	4,700
Other notes payable	VAR	3,177	--	3,177	VAR	3,952	--	3,952
Senior unsecured notes, interest at 9 5/8%	2011	--	--	--	2011	299,496	--	299,496
		1,321,430	$ 573,707	$ 1,895,137		1,800,159	$ 525,000	$ 2,325,159
Less current maturities		2,872				3,295		
Total Long-term debt		$ 1,318,558				$ 1,796,864		

(1) On a pro forma basis giving effect to the acquisition of Gold Kist Inc., the completion January 24, 2007 of the offering of $400 million aggregate principal amount of the Company's 7 5/8% Senior Notes due May 1, 2015 and $250 million aggregate principal amount of the Company's 8 3/8% Senior Subordinated Noted due May 1, 2017, and the application of the net proceeds of such offerings to repay the entire indebtedness outstanding under the Company's bridge loan facility and indebtedness outstanding under the Company's revolving/term loan facility (both incurred in connection with the Gold Kist acquisition) and to repurchase certain of the Company's 9 1/4% Senior Subordinated Notes due November 15, 2013, as if they had occurred on December 30, 2006. These unaudited pro forma financial data should be read in conjunction with the complete pro forma financial statements and related assumptions included in the Company's current report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 24, 2007.

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending September 29, 2007				Proforma Fiscal Quarter Ending December 30, 2006[1]			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2013	$ -	$ 215,133	$ 300,000	2009	$ 88,400	$ 61,600	$ 150,000
Total Debt		$ 1,321,430	$ 788,840	$ 2,195,137		$ 1,888,559	$ 586,600	$ 2,475,159
Receivables Purchase Agreement	2012	$ 300,000	$ -	$ 300,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 1,621,430	$ 788,840	$ 2,495,137		$ 1,888,559	$ 711,600	$ 2,600,159

(1) On a pro forma basis giving effect to the acquisition of Gold Kist Inc., the completion January 24, 2007 of the offering of $400 million aggregate principal amount of the Company's 7 5/8% Senior Notes due May 1, 2015 and $250 million aggregate principal amount of the Company's 8 3/8% Senior Subordinated Noted due May 1, 2017, and the application of the net proceeds of such offerings to repay the entire indebtedness outstanding under the Company's bridge loan facility and indebtedness outstanding under the Company's revolving/term loan facility (both incurred in connection with the Gold Kist acquisition) and to repurchase certain of the Company's 9 1/4% Senior Subordinated Notes due November 15, 2013, as if they had occurred on December 30, 2006. These unaudited pro forma financial data should be read in conjunction with the complete pro forma financial statements and related assumptions included in the Company's current report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 24, 2007.

Summary of Credit Ratios

	FY2006	FY2007	4Q FY07	3Q FY07	2Q FY07	1Q FY07
EBITDA / Interest Expense (**)	3.37x	3.34x	4.86x	4.83x	0.83x	2.39x
Adj. EBITDA / Interest Exp. (***)	3.53x	3.56x	5.26x	4.83x	1.22x	2.39x
Total Debt / EBITDA (*)	4.13x	3.26x	-	5.46x	14.20x	7.80x
Net Debt / EBITDA (*)	2.99x	3.10x	-	5.28x	13.65x	6.21x
Total Debt / Total Capital	33.6%	53.0%	-	60.4%	62.7%	39.3%
Net Debt / Total Capital	26.8%	51.7%	-	59.6%	61.8%	34.0%
Net Worth (millions)	$1,117.3	$1,172.2	-	$1,130.0	$1,068.8	$1,110.3
Book Value/Common Share	$16.79	$17.61	-	$16.98	$16.06	$16.68

(*) For 1Q FY07, 2Q FY07 & 3Q FY07, EBITDA used in this calculation is based on the LTM periods ending December 30, 2006, March 31, 2007 & June 30, 2007, respectively. See Appendices D thru F for reconciliation. For FY2006 and FY2007,EBITDA used in this calculation is based on the Fiscal Years Ended September 30, 2006 and September 29, 2007, respectively. See Appendix A for reconciliations.
(**) See Appendices A thru F for reconciliation of EBITDA used in this calculation.
(***) See Appendices A thru F for reconciliation of Adjusted EBITDA used in this calculation.

Capital Expenditures


Million $
Maintenance/Other
Efficiency/Expansion
240
220
200
180
160
140
120
100
80
60
40
20
0
$42.6
$20.6
$22.0
$57.4
$37.1
$20.3
$36.2
$18.3
$17.9
$143.9
$64.1
$79.8
$234.3
$136.3
$98.0
$172.3
$67.9
$104.4
$247.7
$114.6
$133.1
4Q FY06
4Q FY06 PF
4Q FY07
FY 06
FY 06 PF
FY 07
FY 07 PF

*The Company projects FY2008 capital expenditures of approximately $225 - $250 million.

Appendix

Reconciliation of Non-GAAP Financial Results and Other Information

Appendix A – Reconciliation
Summary of Credit Ratios & Other Information

EBITDA Reconciliations*

	FY2006	FY2007	Q4 FY2007
Net Income	$ (34,232)	$ 47,017	$ 33,187
Add:			
Income Tax Expense	(2,085)	44,590	34,112
Interest expense, net	40,553	121,117	30,177
Depreciation and amortization	135,133	198,586	52,908
Minus:			
Amortization of capitalized financing costs	2,606	6,554	3,621
EBITDA	$ 136,763	$ 404,756	$ 146,763
Adjustments:			
Accounting adjustments related to benefit plans	6,405	-	-
Loss on early extinguishment of debt	-	26,463	11,988
Adjusted EBITDA	$ 143,168	$ 431,219	$ 158,751

Debt net of Cash Reconciliation

	FY2006	FY2007
Total Debt	$ 565,198	$ 1,321,430
Less Cash	156,404	66,168
Net Debt	$ 408,794	$ 1,255,262

*For Fiscal Year Reconciliations see Appendices B and C

Appendix B – Reconciliation
Adjusted EBITDA

	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	Fiscal Year
Net Income (Loss)	$ 25,678	$ (31,954)	$ (20,473)	$ (7,483)	$ (34,232)
Add:					
Income Tax Expense (benefit)	10,962	(15,147)	(17,501)	19,601	(2,085)
Interest expense, net	8,448	10,057	11,468	10,580	40,553
Depreciation and amortization	30,348	34,744	34,960	35,081	135,133
Minus:					
Amortization of capitalized financing costs	581	976	477	572	2,606
EBITDA	$74,855	($3,276)	$7,977	$57,207	$ 136,763
Adjustments:					
Accounting adjustments related to benefit plans	-	-	-	6,405	6,405
Adjusted EBITDA	$74,855	($3,276)	$7,977	$63,612	$143,168

Appendix C – Reconciliation Adjusted EBITDA

	1Q2007 Actual	2Q2007 Actual	3Q2007 Actual	4Q2007 Actual	Fiscal Year
Net Income (Loss)	$ (8,736)	$ (40,077)	$ 62,641	$ 33,189	$ 47,017
Add:					
Income Tax Expense (benefit)	(5,764)	(20,040)	36,282	34,112	44,590
Interest expense, net	12,605	37,611	40,724	30,177	121,117
Depreciation and amortization	32,697	54,976	58,005	52,908	198,586
Minus:					
Amortization of capitalized financing costs	705	1,110	1,118	3,621	6,554
EBITDA	$30,097	$31,360	$196,534	$146,765	$ 404,756
Adjustments:					
Loss on early extinguishment of debt	-	14,475	-	11,988	26,463
Adjusted EBITDA	$30,097	$45,835	$196,534	$158,753	$431,219

Appendix D – Reconciliation
Adjusted LTM EBITDA

	4Q2006 Actual	1Q2007 Actual	2Q2007 Actual	3Q2007 Actual	LTM Ending 6/30/2007
Net Income (Loss)	$ (7,483)	$ (8,736)	$ (40,077)	$ 62,641	$ 6,346
Add:					
Income Tax Expense (benefit)	19,601	(5,764)	(20,040)	36,282	30,079
Interest expense, net	10,580	12,605	37,611	40,723	101,519
Depreciation and amortization	35,081	32,697	54,976	58,005	180,759
Minus:					
Amortization of capitalized financing costs	572	705	1,110	1,118	3,505
EBITDA	$57,207	$30,097	$31,360	$196,533	$315,198
Adjustments:					
Accounting Adjustments related to benefit plans	6,405	-	-	-	6,405
Loss on early extinguishment of debt	-	-	14,475	-	14,475
Adjusted EBITDA	$63,612	$30,097	$45,835	$196,533	$336,077

Appendix E – Reconciliation
Adjusted LTM EBITDA

	3Q2006 Actual	4Q2006 Actual	1Q2007 Actual	2Q2007 Actual	LTM Ending 3/31/07
Net Income (Loss)	$ (20,473)	$ (7,483)	$ (8,736)	$ (40,077)	$ (76,769)
Add:					
Income Tax Expense (benefit)	(17,501)	19,601	(5,764)	(20,040)	(23,704)
Interest expense, net	11,468	10,580	12,605	37,611	72,264
Depreciation and amortization	34,960	35,081	32,697	54,976	157,714
Minus:					
Amortization of capitalized financing costs	477	572	705	1,110	2,864
EBITDA	$7,977	$57,207	$30,097	$31,360	$126,641
Adjustments:					
Accounting Adjustments related to benefit plans	-	6,405	-	-	6,405
Loss on early extinguishment of debt	-	-	-	14,475	14,475
Adjusted EBITDA	$7,977	$63,612	$30,097	$45,835	$147,521

Appendix F – Reconciliation Adjusted LTM EBITDA

	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	1Q2007 Actual	LTM Ending 12/30/06
Net Income (Loss)	$ (31,954)	$ (20,473)	$ (7,483)	$ (8,736)	$ (68,646)
Add:					
Income Tax Expense (benefit)	(15,147)	(17,501)	19,601	(5,764)	(18,811)
Interest expense, net	10,057	11,468	10,580	12,605	44,710
Depreciation and amortization	34,744	34,960	35,081	32,697	137,482
Minus:					
Amortization of capitalized financing costs	976	477	572	705	2,730
EBITDA	($3,276)	$7,977	$57,207	$30,097	$92,005
Adjustments:					
Accounting Adjustments related to benefit plans	-	-	6,405	-	6,405
Adjusted EBITDA	($3,276)	$7,977	$63,612	$30,097	$98,410

Appendix G - Reconciliation
4th Qtr. FY2006 Adjusted Earnings Per Share

($ in thousands except per share figures)

	With repatriation tax effects		Remove repatriation tax effects		Without repatriation tax effects	
Net Sales	$	1,338,398	$	-	$	1,338,398
Costs and Expenses:						
Cost of sales		1,239,095		-		1,239,095
Selling, general and administrative		77,826		-		77,826
	$	1,316,921	$	-	$	1,316,921
Operating income	$	21,477	$	-	$	21,477
Other Expense (Income):						
Interest expense, net	$	10,579	$	-	$	10,579
Foreign exchange gain		(868)		-		(868)
Miscellaneous, net		(352)		-		(352)
	$	9,359	$	-	$	9,359
Income before income taxes		12,118		-		12,118
Income tax expense		19,601		(25,786)		(6,185)
Net income	$	(7,483)	$	25,786	$	18,303
Net income per common share – basic and diluted		($0.11)		$0.39		$0.28
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Appendix H - Reconciliation
FY2006 Adjusted Earnings Per Share

($ in thousands except per share figures)

	With repatriation tax effects		Remove repatriation tax effects		Without repatriation tax effects	
Net Sales	$	5,235,565	$	-	$	5,235,565
Costs and Expenses:						
Cost of sales		4,937,965		-		4,937,965
Selling, general and administrative		294,598		-		294,598
	$	5,232,563	$	-	$	5,232,563
Operating income	$	3,002	$	-	$	3,002
Other Expense (Income):						
Interest expense, net	$	40,553	$	-	$	40,553
Foreign exchange gain		144		-		144
Miscellaneous, net		(1,378)		-		(1,378)
	$	39,319	$	-	$	39,319
Income before income taxes		(36,317)		-		(36,317)
Income tax expense		(2,085)		(25,786)		(27,871)
Net income	$	(34,232)	$	25,786	$	(8,446)
Net income per common share – basic and diluted		($0.51)		$0.39		($0.12)
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Appendix I - Reconciliation
4th Qtr. FY2007 Adjusted Earnings Per Share

($ in thousands except per share figures)

	With loss on early extinguishment of debt		Remove loss on early extinguishment of debt		Without loss on early extinguishment of debt	
Net Sales	$	2,149,116	$	-	$	2,149,116
Costs and Expenses:						
Cost of sales		1,942,285		-		1,942,285
Selling, general and administrative		96,467		-		96,467
	$	2,038,752	$	-	$	2,038,752
Operating income	$	110,364	$	-	$	110,364
Other Expense (Income):						
Interest expense, net	$	30,177	$	-	$	30,177
Loss on early extinguishment of debt	$	11,988	$	(11,988)	$	-
Foreign exchange gain		128		-		128
Miscellaneous, net		772		-		772
	$	43,065	$	(11,988)	$	31,077
Income before income taxes		67,299		11,988		79,287
Income tax expense		34,112		4,900		39,012
Net income	$	33,187	$	7,088	$	40,275
Net income per common share – basic and diluted		$0.50		$0.11		$0.61
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Appendix J - Reconciliation
FY2007 Adjusted Earnings Per Share

($ in thousands except per share figures)

	With loss on early extinguishment of debt		Remove loss on early extinguishment of debt		Without loss on early extinguishment of debt	
Net Sales	$	7,598,599	$	-	$	7,598,599
Costs and Expenses:						
Cost of sales		7,007,061		-		7,007,061
Selling, general and administrative		359,001		-		359,001
	$	7,366,062	$	-	$	7,366,062
Operating income	$	232,537	$	-	$	232,537
Other Expense (Income):						
Interest expense, net	$	121,117			$	121,117
Loss on early extinguishment of debt	$	26,463	$	(26,463)	$	-
Foreign exchange gain		1,378		-		1,378
Miscellaneous, net		(8,028)		-		(8,028)
	$	140,930	$	(26,463)	$	114,467
Income before income taxes		91,607		26,463		118,070
Income tax expense		44,590		10,700		55,290
Net income	$	47,017	$	15,763	$	62,780
Net income per common share – basic and diluted		$0.71		$0.24		$0.95
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733